                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             NOVAMED EYECARE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

SEC 1913 (3-99)

                                                             980 North Michigan
                                                                         Avenue
                                                             Suite 1620
                                                             Chicago, Illinois
                                                             60611
                                                             Telephone (312)
                                                             664-4100
                                                             Facsimile (312)
                                                             664-4250
                                 April 10, 2000


Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of NovaMed Eyecare, Inc., to be held at the R.R. Donnelley & Sons Building, 77 West Wacker Drive, 19th Floor, Chicago, Illinois 60601, on Wednesday, May 17, 2000, at 4:00 p.m., local time.

   The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. These matters include the election of two directors and proposals to approve our employee stock purchase and stock incentive plans.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

   We look forward to seeing you on May 17, 2000, and encourage you to return your proxy card as soon as possible.

                                          Sincerely,
                                          Stephen J. Winjum
                                          President, Chief Executive Officer
                                          and Chairman of the Board of
                                          Directors

                               [LOGO OF NOVAMED]

                               ----------------

                    Notice of Annual Meeting of Stockholders
                           to be held on May 17, 2000

                               ----------------

TO THE STOCKHOLDERS OF NOVAMED EYECARE, INC.:

   The Annual Meeting of Stockholders of NovaMed Eyecare, Inc. (the "Company") will be held at 4:00 p.m., Chicago time, on Wednesday, May 17, 2000, at the R.R. Donnelley & Sons Building, 77 West Wacker Drive, 19th Floor, Chicago, Illinois 60601, for the following purposes:

     (1) To elect two Class I directors to the Company's Board of Directors;

     (2) To approve the Company's Amended and Restated Stock Incentive Plan;

     (3) To approve the Company's Amended and Restated 1999 Stock Purchase Plan; and

     (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the accompanying Proxy Statement.

   The Board of Directors has fixed the close of business on April 3, 2000, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                          By order of the Board of Directors,
                                          Ronald G. Eidell
                                          Secretary

Chicago, Illinois
April 10, 2000


 ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                             NovaMed Eyecare, Inc.
                     980 North Michigan Avenue, Suite 1620
                            Chicago, Illinois 60611
                                 (312) 664-4100

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

   The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of NovaMed Eyecare, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 4:00 p.m., Chicago time, Wednesday, May 17, 2000, at the R.R. Donnelley & Sons Building, 77 West Wacker Drive, 19th Floor, Chicago, Illinois 60601, and any adjournments thereof. This Proxy Statement and accompanying form of proxy are first being mailed to stockholders on or about April 10, 2000.

   Record Date and Outstanding Shares -- The Board of Directors has fixed the close of business on April 3, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 24,398,584 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

   Voting of Proxies -- Stephen J. Winjum and Ronald G. Eidell, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Winjum and Eidell are executive officers of the Company and Mr. Winjum is also a director of the Company. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

   Required Vote -- The vote of a plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for the Class I directors. Stockholders will not be allowed to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to approve the Company's Amended and Restated 1999 Stock Purchase Plan ("Stock Purchase Plan") and Amended and Restated Stock Incentive Plan ("Stock Incentive Plan").

   Quorum; Abstentions and Broker Non-Votes -- The required quorum for the transaction of business at the Annual Meeting will be a majority of the shares of Common Stock issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the vote for directors. Abstentions will be considered present and entitled to vote with respect to adopting the Stock Incentive Plan and Stock Purchase Plan and will have the same effect as votes "against" such proposal. Broker non-votes will not be considered present and entitled to vote with respect to adopting the Stock Incentive Plan and Stock Purchase Plan and will have no effect on such proposal.

   Annual Report to Stockholders -- The Company's Annual Report to Stockholders for the year ended December 31, 1999, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Company's Board of Directors currently consists of eight directors.
Article V of the Company's Certificate of Incorporation provides that the Board of Directors will be divided into three classes, with each class serving for a term of three years. At the Annual Meeting, two directors of Class I will be elected for a term of three years expiring at the Company's 2003 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of the Company. See "Nominees" below.

   The six directors whose terms of office do not expire in 2000 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

   If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                    NOMINEES

   The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                     Served as
        Name                    Age              Position With Company             Director Since
        ----                    ---              ---------------------             --------------
   Stephen J. Winjum.......      36        President, Chief Executive Officer           1995
                                            and Chairman of the Board of Directors

   Peter C. Wendell........      49      Director                                       1999

   Mr. Winjum has served as President, Chief Executive Officer and a member of the Board of Directors of the Company since founding the Company in March 1995. In May 1998, the Board of Directors established the position of Chairman, and Mr. Winjum has served in such capacity ever since.

   Mr. Wendell has been a member of the Board of Directors of the Company since March 1999. Mr. Wendell is the founder, and has been a General Partner, of Sierra Ventures, a Menlo Park, California venture capital fund since 1982. Sierra Ventures beneficially owns greater than 5% of the outstanding Common Stock of the Company. Mr. Wendell is on the Board of Directors of the Princeton University Investment Company which is responsible for the Princeton endowment. He also serves as a director of Fatbrain.Com, Inc., an online retailer of information resources, a position he has served in since September 1996.

   The Board of Directors recommends that stockholders vote FOR both of the nominees for election as Class I directors.

                                OTHER DIRECTORS

   The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

                                                              Served as     Term
     Name                 Age     Position with Company     Director Since Expires
     ----                 ---     ---------------------     -------------- -------
John D. Hunkeler, M.D...   58 Medical Director and Director      1997       2001
R. Judd Jessup (1)(2)...   52 Director                           1998       2002
Scott H. Kirk, M.D......   47 Director                           1995       2002
Steven V. Napolitano....   40 Director                           1997       2002
James B. Tananbaum
 (1)(2).................   36 Director                           1997       2001
Douglas P. Williams,
 M.D....................   42 Director                           1995       2001

--------
(1)  Member of Audit Committee.
(2)  Member of Compensation Committee.

   Dr. Hunkeler is the Company's Medical Director and has been a director of the Company since January 1997. He is currently a director of Premier Laser Systems, Inc., a company that designs, manufactures and sells lasers and diagnostic equipment for dental, surgical and ophthalmic procedures. Dr. Hunkeler is the founder and Medical Director of the Hunkeler Eye Centers, P.C., a professional entity which has been a party to a long-term service agreement with the Company since March 1997. Dr. Hunkeler has been practicing ophthalmology in the Kansas City area since 1973.

   Mr. Jessup has been a director of the Company since November 1998. He is currently a director of CorVel Corporation, an independent nationwide provider of medical cost containment and managed care services. Mr. Jessup is currently a private investor. From 1994 to 1996 he served as President of the HMO Division of FHP International Corporation, a diversified health care services company.

   Dr. Kirk has been a director of the Company since August 1995. Dr. Kirk has practiced ophthalmology in the Chicago area since 1982, and is currently practicing medicine in River Forest, Illinois on behalf of Sure Vision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. Dr. Kirk is currently a member of the board of directors of the American Association of Ambulatory Healthcare.

   Mr. Napolitano has been a director of the Company since January 1997. Mr. Napolitano is a senior partner in the law firm of Katten Muchin & Zavis where he has practiced since 1995. He is a member of the firm's board of directors and is also a co-chair of the firm's Private Equity and Emerging Growth Company practice group.

   Mr. Tananbaum has been a director of the Company since January 1997. Mr. Tananbaum has been President and Chief Executive Officer of Advanced Medicine Inc., a private pharmaceutical research company since November 1996. Mr. Tananbaum was a co-founder of GelTex Pharmaceuticals Inc., where he was a director until January 1997. He has also served as a director of Intensiva HealthCare Corporation and was a founding investor in Healtheon, Inc. From 1994 to 1996, he was a partner in Sierra Ventures, a Menlo Park, California venture capital fund.

   Dr. Williams has been a director of the Company since August 1995. Dr. Williams has practiced ophthalmology in northwest Indiana since July 1987, and is currently practicing medicine in Hammond, Indiana, on behalf of Sure Vision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996.

   Arrangements for Nomination as Director--Messrs. Winjum and Tananbaum, and Drs. Kirk and Williams, were initially designated to the Board of Directors pursuant to a stockholders' agreement which terminated upon consummation of the Company's initial public offering of Common Stock in August 1999. The stockholders' agreement also set forth the voting procedures used to elect each of Dr. Hunkeler and Messrs. Napolitano, Jessup and Wendell, as directors.

   Except for options granted to certain directors upon their initial election to the Board of Directors, the Company's directors do not receive compensation for serving as directors, attending or participating in meetings, or for serving on committees or participating in committee meeting. All directors, however, are reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Director and committee meetings.

   Meetings--During the year ended December 31, 1999, the Board of Directors held six meetings. Each of the Company's current directors attended at least 75% of the aggregate of the number of board meetings held (during the period in which he was a director) and the total number of committee meetings on which he served that were held (during the period in which he was a member of such committee) during 1999.

   Committees of the Board of Directors--The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers or employees of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of such director's independent judgement in carrying out the responsibilities of a director. Messrs. Jessup and Tananbaum serve as the two members of both the Compensation Committee and Audit Committee. The Company does not have a standing nominating committee.

   The Audit Committee generally has responsibility for recommending independent public accountants to the Board of Directors for selection, reviewing the plan and scope of the accountants' annual audit, reviewing the Company's internal controls functions and financial management policies, and reporting to the Board of Directors regarding all of the foregoing. The Audit Committee held one formal meeting in 1999. At a meeting of the Board of Directors in February 2000, the Board of Directors adopted a formal written charter governing the Audit Committee.

   The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive and key employee compensation, reviewing the Company's executive compensation policies, recommending to the Board of Directors compensation for the Company's executive officers, and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Stock Incentive Plan which includes determining the number of options to be granted to the Company's executive officers and key employees pursuant to the plan and reporting to the Board of Directors regarding the foregoing. The Stock Purchase Plan is also administered by the Compensation Committee. The Compensation Committee held one formal meeting in 1999. See "Report of the Compensation Committee of the Board of Directors."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table contains information regarding the beneficial ownership of our common stock as of February 29, 2000, by:

  . each person or group of affiliated persons known by us to beneficially own more than 5% of the outstanding shares of our common stock

  .  each of our directors

  . each of our chief executive officer and the four other most highly compensated executive officers in 1999

  .  all of our directors and executive officers as a group

   Unless otherwise indicated below the persons in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                     Percent of
                                                          Number of    Voting
       Name and Address (1)                                 Shares     Power
       --------------------                               ---------- ----------
   Five Percent Stockholders:
   Kirk Family Limited Partnership (2)...................  2,338,977    9.63%
    c/o Kirk Eye Center, S.C.
    7427 Lake Street
    River Forest, Illinois 60305

   Sierra Ventures V, L.P................................  2,366,722    9.74%
    c/o Peter C. Wendell
    3000 Sand Hill Road
    Building 4, Suite 210
    Menlo Park, California 94025

   Douglas Williams Family Partnership (3)...............  1,679,488    6.91%
    c/o Brodersen-Williams Eye Institute, P.C.
    6850 Hohman Avenue
    Hammond, Indiana 46324

   Eldi E. Deschamps, M.D. (4)...........................  1,379,488    5.68%
    8510 Broadway Street
    Merrillville, Indiana 46410

   Directors and Officers:
   Stephen J. Winjum (5).................................  1,783,933    7.07%
   Ronald G. Eidell (6)..................................    196,453      *
   E. Michele Vickery (7)................................    232,954      *
   J. Gary Jordan (8)....................................    110,000      *
   Robert A. Wallach (9).................................    110,000      *
   Scott H. Kirk, M.D. (10)..............................  2,493,224   10.26%
   John D. Hunkeler, M.D. (11)...........................    873,112    3.58%
   R. Judd Jessup (12)...................................    209,858      *
   Steven V. Napolitano (13).............................    168,000      *
   James B. Tananbaum....................................    100,000      *
   Douglas P. Williams, M.D. (14)........................  1,747,488    7.19%
   Peter C. Wendell (15).................................  2,391,722    9.85%

   All Executive Officers and Directors as a Group:
   (12 people) (16)...................................... 10,416,744   40.15%

--------
 *  Less than 1%
 (1) Unless otherwise indicated, the address of the beneficial owners is c/o NovaMed Eyecare, Inc., 980 North Michigan Avenue, Suite 1620, Chicago, Illinois 60611.
 (2) The general partners of the Kirk Family Limited Partnership are S. Kirk, S.C. and Kirk Eye Center, S.C. Scott H. Kirk, M.D., a member of the Board of Directors, is the sole shareholder of S. Kirk, S.C., and his brother, Kent A. Kirk, M.D., is the sole shareholder of Kirk Eye Center, S.C.
 (3) The general partner of the Douglas Williams Family Limited Partnership is Brodersen-Williams Eye Institute, P.C. Douglas P. Williams, M.D., a member of the Board of Directors, is the sole shareholder of Brodersen-Williams Eye Institute, P.C.
 (4 ) Includes 518,687 shares held by Eldi E. Deschamps, M.D., as Trustee for the Eldi E. Deschamps Grantor Annuity Trust u/a/d June 1, 1998, and 860,801 shares held by Eldi E. Deschamps, M.D., as Trustee for the Eldi
      E. Deschamps Revocable Trust u/a/d June 1, 1998.
 (5) Includes 935,833 options which are exercisable within 60 days of February 29, 2000.
 (6) Includes 139,375 options which are exercisable within 60 days of February 29, 2000.
 (7) Includes 159,000 options which are exercisable within 60 days of February 29, 2000.
 (8) Includes 110,000 options which are exercisable within 60 days of February 29, 2000.
 (9) Includes 110,000 options which are exercisable within 60 days of February 29, 2000. As of January 1, 2000, Mr. Wallach was no longer employed by the Company.
(10) Includes 2,338,977 shares of common stock held by the Kirk Family Limited Partnership.
(11) Includes 761,686 shares held by John D. Hunkeler, M.D. as Trustee for the John D. Hunkeler Revocable Trust u/a/d October 13, 1998. Includes 100,000 options which are exercisable within 60 days of February 29, 2000.
(12) Includes 106,658 shares which are held by R. Judd Jessup and Charlene Lynne Jessup, as Trustees for the R. Judd Jessup and Charlene Lynne Jessup Living Trust u/a/d May 6, 1991. Includes 800 shares held by Mr. Jessup's step-son and 800 shares held by Mr. Jessup's step-daughter. Mr. Jessup disclaims beneficial ownership of all 1,600 of such shares.
(13) Includes 100,000 options which are exercisable within 60 days of February 29, 2000.
(14) Includes 1,679,488 shares held by the Douglas Williams Family Limited Partnership.
(15) Includes 2,366,722 shares held by Sierra Ventures V, L.P. Mr. Wendell is a general partner of SV Associates V, L.P., which is the general partner of Sierra Ventures V, L.P. Mr. Wendell disclaims beneficial ownership of these shares, except to the extent of his economic interest in the shares.
(16) Includes 1,654,208 options which are exercisable within 60 days of February 29, 2000.

                               EXECUTIVE OFFICERS

   The table below identifies executive officers of the Company who are not identified in the tables entitled "Election of Directors--Nominees" or "--Other Directors."

        Name                Age                       Position
        ----                ---                       --------
   Ronald G. Eidell........ 56  Executive Vice President and Chief Financial Officer
   E. Michele Vickery......  45 Executive Vice President Operations
   J. Gary Jordan..........  52 Senior Vice President Sales

   Mr. Eidell has served as the Executive Vice President and Chief Financial Officer of the Company since July 1998. From January 1996 to May 1998, Mr. Eidell was Senior Vice President and Chief Financial Officer of Metromail Corporation, a provider of information and technology products and services to direct marketing firms. From June 1988 to December 1995, Mr. Eidell worked at R.R. Donnelley & Sons Co., an international commercial printing company, where he was that company's Senior Vice President, Finance and Treasurer from January 1991 to December 1995, and a Vice President from June 1988 through December 1990. Mr. Eidell earned his M.B.A. from the University of Chicago in 1982 and his B.S. in Business Administration from Drexel University in 1967.

   Ms. Vickery has been the Company's Executive Vice President Operations since March 1997. From 1990 to 1996, Ms. Vickery was employed by Surgical Care Affiliates (SCA), a company specializing in the management of outpatient surgery centers, as a Regional Vice President from 1990 until 1992, and as one of two Senior Vice Presidents of Operations from 1992 to 1996. Upon the acquisition of SCA by HealthSouth in 1996, Ms. Vickery continued as a Senior Vice President of the Surgery Division of HealthSouth until joining the Company. Ms. Vickery received her B.S.N. from Case Western Reserve University in 1978, and her B.A. from Wittenberg University in 1976.

   Mr. Jordan joined the Company in April 1999 as its Senior Vice President Sales, responsible for its sales organization and oversight of these activities in certain regional markets. Prior to joining the Company, Mr. Jordan was President of the Cardiology Division of the Cordis Corporation, a subsidiary of Johnson & Johnson, from January 1997 to August 1998. From July 1996 to December 1996, he was Cordis Corporation's Vice President Sales and Marketing. From 1990 to 1996, Mr. Jordan was Vice President of worldwide sales and marketing for St. Jude Medical where he directed marketing and sales for St. Jude's heart valve division. Mr. Jordan earned his B.A. from the University of Georgia in 1970.

   Subject to the terms of their employment agreements, the executive officers serve at the discretion of the Board of Directors. Each of the executive officers has an employment agreement with the Company. See "Executive Compensation--Employment Agreements." Two of the Company's directors, Dr. Scott
H. Kirk and Dr. Douglas P. Williams, are brothers-in-law. None of the other executive officers or directors are related.

   Section 16(a) Beneficial Ownership Reporting Compliance--Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that during 1999 all
Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons, except that James B. Tananbaum failed to timely file a Form 4 for a transaction occurring in August 1999. This transaction was reported on a Form 4 filed by Mr. Tananbaum in October 1999.

                             EXECUTIVE COMPENSATION

   The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1999, 1998 and 1997, of those persons who were (i) during 1999, the chief executive officer of the Company and (ii) at December 31, 1999, the four other most highly compensated (based upon combined salary and cash incentive compensation) executive officers of the Company whose total salary and bonus exceeded $100,000 during 1999 (collectively, the "Named Officers").

                           Summary Compensation Table

                                                               Long Term Compensation
                                                            -----------------------------
                                     Annual Compensation           Awards         Payouts
                                  ------------------------- --------------------- -------
                                                     Other  Restricted Securities          All
                                                    Annual    Stock    Underlying  LTIP   Other
Name and Principal Position  Year  Salary   Bonus    Comp.    Awards    Options   Payouts Comp.
---------------------------  ---- -------- -------- ------- ---------- ---------- ------- -----
Stephen J. Winjum..........  1999 $237,500 $125,000 $32,597    --       100,000     --     --
 President, Chief Executive  1998 $200,000 $ 75,000 $31,203    --        50,000     --     --
 Officer and Chairman of     1997 $193,750      --  $22,062    --       700,000     --     --
 the Board

Ronald G. Eidell...........  1999 $193,750 $ 70,000 $15,808    --        30,000     --     --
 Executive Vice President    1998 $ 80,096 $ 20,000     --     --       250,000     --     --
 and Chief Financial
 Officer

E. Michele Vickery.........  1999 $193,750 $ 70,000 $12,887    --        30,000     --     --
 Executive Vice President    1998 $175,000 $ 40,000 $10,097    --        24,000     --     --
 Operations                  1997 $141,870      --  $ 4,038    --                   --     --

J. Gary Jordan.............  1999 $127,886 $ 27,423     --     --       110,000     --     --
 Senior Vice President
  Sales

Robert A. Wallach(1).......  1999 $121,154 $  5,000 $11,831    --       110,000     --     --
 Senior Vice President
  Marketing

--------
(1)  As of January 1, 2000, Mr. Wallach was no longer employed by the Company.

   Option Grants in 1999--The following table provides information on grants of stock options to the Named Officers during 1999. The Company has never issued stock appreciation rights.

                             Option Grants in 1999

                                                                           Potential
                                                                      Realizable Value at
                                                                    Assumed Annual Rates of
                                                                   Stock Price Appreciation
                                     Individual Grants                for Option Term (2)
                         ----------------------------------------- -------------------------
                         Options % of Total Exercise or Expiration
     Name                  (1)    Options   Base Price     Date      5% ($)       10% ($)
     ----                ------- ---------- ----------- ---------- ----------- -------------
Stephen J. Winjum....... 100,000    7.69%      $5.00     2/17/09   $   314,447 $     796,871
Ronald G. Eidell........  30,000    2.31%      $5.00     2/17/09   $    94,334 $     239,061
E. Michele Vickery......  30,000    2.31%      $5.00     2/17/09   $    94,334 $     239,061
J. Gary Jordan.......... 110,000    8.46%      $6.00     4/12/09   $   415,070 $   1,051,870
Robert A. Wallach....... 110,000    8.46%      $6.00     4/19/09   $   415,070 $   1,051,870

--------
(1) These options are all nonqualified stock options. In connection with the Company's initial public offering consummated in August 1999, the Company fully vested all options granted to employees from February 1, 1999 through July 23, 1999, including these options granted to the Named Officers. In connection with the acceleration of these options, each affected employee, including the Named Officers (the "Affected Employees"), executed a lock-up agreement with the Company's underwriters that restricts his or her ability to sell shares received upon exercise of these options. The terms of these lock-up agreements restrict the Affected Employees from selling these shares until August 19, 2000. The lock-up agreements also limit the volume of shares an Affected Employee can sell during the two-year period commencing August 19, 2000 and ending August 19, 2002. During this two-year period, an Affected Employee cannot, without the written consent of Donaldson, Lufkin & Jenrette, sell in any ninety-day period more than twelve and one-half percent (12-1/2%) of the total options originally granted to the Affected Employee during this February 1, 1999 through July 23, 1999 period.
(2) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains will be dependent on the future performance of the Common Stock and the option holder's continued employment through the vesting period. The amounts reflected in the table may not necessarily be achieved.

   Aggregated Option Exercises in 1999 and Year-End 1999 Option Values--The following table provides information regarding each of the Named Officers' option exercises in 1999 and unexercised options at December 31, 1999.

                    Aggregated Option Exercises in 1999 And
                          Year-End 1999 Option Values

                                                              Number of
                                                        Securities Underlying     Value of Unexercised
                                                         Unexercised Options      In-the-Money Options
                                                        At Year-End 1999 (#)    at Year-End 1999 (#) (1)
                                                      ------------------------- -------------------------
                         Shares Acquired    Value
     Name                on Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
     ----                --------------- ------------ ----------- ------------- ----------- -------------
Stephen J. Winjum.......        --              --      873,334      216,666    $4,055,211   $1,011,288
Ronald G. Eidell........        --              --      118,542      161,458    $  295,991   $  444,010
E. Michele Vickery......     34,000        $129,200     144,500       75,500    $  559,175   $  326,625
J. Gary Jordan..........        --              --      110,000          --     $   82,500          --
Robert A. Wallach.......        --              --      110,000          --     $   82,500          --

--------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1999, which was $6.75.

Employment Agreements

   The Company has entered into employment agreements with its Named Officers. The agreements generally provide for the payment of an annual base salary, plus a bonus based upon the Company's executive compensation plan. See "Report of the Compensation Committee of the Board of Directors." The employment agreements also provide for the right to participate in the Stock Incentive Plan and employee benefit programs. These programs include hospitalization, disability, life and health insurance. The employment agreements impose on each employee non-competition restrictions that survive termination of employment for one year and post-termination confidentiality obligations. Each of the Named Officers received option grants as consideration for entering into these agreements.

   The employment agreements with Ms. Vickery and Messrs. Winjum and Eidell have initial terms of three years commencing February 17, 1999, that automatically renew on a year-to-year basis, unless either party chooses to terminate the agreement. The initial terms of Messrs. Jordan and Wallach are two years commencing April 1999, with identical renewal provisions. As of January 1, 2000, Mr. Wallach was no longer employed by the Company.

   The Company may terminate these employment agreements with or without cause or upon the Named Officer's disability. If the Company terminates a Named Officer for disability or cause, the executive is not entitled to receive any salary or other severance after the date of termination. The Company may terminate a Named Officer for cause under the agreement if he or she: (i) materially breaches any term or condition of the agreement; (ii) is grossly negligent in the performance of his or her duties; (iii) fails to comply with any of the Company's written guidelines that it has furnished to the executive;
(iv) has committed an act that materially, negatively affects the Company's business or reputation, as reasonably determined by the Board of Directors; or
(v) has committed an act constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company, as reasonably determined by the Board of Directors.

   If the Company terminates a Named Officer without cause, the executive receives severance compensation in a fixed amount equal to the executive's then-current base salary and pro rata bonus for a period ranging from six to 18 months.

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

   The objectives of the Compensation Committee in determining the levels and components of executive compensation are to (1) attract, motivate and retain talented and dedicated executive officers, (2) provide executive officers with both cash and equity incentives to further the interests of the Company and its stockholders, and (3) compensate executive officers at levels comparable to those of executive officers at other comparable companies. Generally, the compensation of the Company's executive officers is composed of a base salary and an annual incentive compensation award based upon the Company's executive compensation plan. In setting base salaries, the Compensation Committee generally reviews the individual contributions of the particular executive. The annual incentive compensation award is based upon the Company's executive compensation plan. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of the Common Stock over time.

Base Salaries

   In determining the base salaries of the Named Officers in 1999, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable companies and the Company's general compensation practices. The Company entered into an amended and restated employment agreement with Stephen
J. Winjum on February 17, 1999, which provided for a base salary of $250,000. This base salary represented a 25% increase over the base salary of $200,000 paid to Mr. Winjum in 1998. In increasing Mr. Winjum's base salary, the Compensation Committee considered the magnitude of Mr. Winjum's contributions to the Company.

Cash Incentive Compensation

   An executive officer's cash incentive compensation is based upon the Company's executive compensation plan which was effective as of January 1, 1999 (the "Executive Compensation Plan"), and which was approved by the Board of Directors. As of December 31, 1999, the Executive Compensation Plan covered 17 of the Company's executives, including the Named Officers. Incentive amounts payable under the plan for a calendar year are based upon relative achievement of earnings targets set by the Board of Directors at the beginning of that year. Incentive compensation amounts are determined by applying a percentage to the executive's salary. This percentage is determined by reference to the level of actual earnings achievement compared to the target.

   The Compensation Committee administers the Executive Compensation Plan. The Compensation Committee has the authority to approve all actions taken under the Executive Compensation Plan except for those actions taken with respect to Mr. Winjum. Any annual incentive compensation amount awarded to Mr. Winjum under the Executive Compensation Plan, along with all compensation matters relating to Mr. Winjum, is subject to final approval of the Board of Directors.

Stock Options

   Annually, the Compensation Committee considers stock option grants to its executive officers in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. These options provide an incentive to maximize stockholder value because they reward optionholders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock as determined by the Compensation Committee. In general, each option to purchase Common Stock becomes exercisable in stages beginning six months after its grant date, when 1/8th of the individual's options became exercisable. An additional 1/48th of each of these options became exercisable as of the last day of each month thereafter. Consequently, each option will generally be exercisable in full 48 months after its grant date. In making stock option grants to executives, the Compensation Committee considers a number of factors, including the performance of the particular individual, the Company's performance during the previous calendar year, achievement of specific goals, the responsibilities and the relative position of the individuals within the Company, the compensation of executives in comparable companies and the number of stock options each individual currently possesses.

                             COMPENSATION COMMITTEE

                                 R. Judd Jessup
                               James B. Tananbaum

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Our Compensation Committee currently consists of Messrs. Jessup and Tananbaum. Neither member of the Compensation Committee has been an officer or employee of us at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee. Prior to the formation of the current Compensation Committee in May 1999, the Board of Directors as a whole made decisions relating to compensation of our executive officers. Mr. Winjum participated in all of these discussions and decisions, except those regarding his own compensation.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total returns for the Company, the Nasdaq National Market Index and the CRSP Index for Nasdaq Health Services Stocks, during the period commencing August 18, 1999 and ending on December 31, 1999. Because the Company did not consummate its initial public offering until August 18, 1999, there was no public market for the Common Stock prior to this date. The comparison assumes $100 was invested on August 18, 1999, in the Common Stock, the Nasdaq National Market Index and the CRSP Index for Nasdaq Health Services Stocks and assumes the reinvestment of all dividends, if any. The performance graph begins with the closing price of the Common Stock on the date of the initial public offering, which was $8.75 (the Common Stock was offered in the initial public offering at a price of $8.00 per share).

                              [PERFORMANCE CHART]

Comparison of five year cumulative total return among NovaMed Eyecare, Inc., the Nasdaq National Market Index & the CRSP Index for Nasdaq Health Services Stocks

Measurement Period        NovaMed        Nasdaq National  CRSP Index for Nasdaq
(Fiscal Year Covered)     Eyecare, Inc.  Market Index     Health Services Stocks
-------------------       -------------  ------------     ----------------------
Measurement Pt-
 8/18/99                  $100           $100             $100
FYE  8/31/99              $124.22        $103.07          $ 98.19
FYE  9/30/99              $127.34        $103.33          $ 93.78
FYE 10/31/99              $ 82.03        $111.62          $ 78.88
FYE 11/30/99              $ 95.31        $125.53          $ 83.46
FYE 12/31/99              $ 84.38        $153.11          $ 92.43

   The stock price performance shown on the graph is not necessarily indicative of future price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of Midwest Uncuts, Inc.

   Effective January 1, 1999, the Company acquired all of the issued and outstanding shares of Midwest Uncuts, Inc. in exchange for $4.6 million in net cash and 250,000 shares of Series A convertible preferred stock of the Company. Effective upon the consummation of the Company's initial public offering on August 18, 1999, each share of Series A convertible preferred stock converted into shares of Common Stock on a one-for-one basis. The stockholders of Midwest Uncuts, Inc. were Mr. and Mrs. John P. Winjum, the parents of the Company's Chairman of the Board, President and Chief Executive Officer. The terms and conditions of this transaction were approved by a special committee appointed by the Board of Directors, consisting of two independent, disinterested members of the Board of Directors.

Real Property Leases

   Effective January 1, 1999, the Company entered into a lease agreement with John P. Winjum relating to 9,500 square feet of space comprising the Indianola, Iowa location of Midwest Uncuts. The lease has a five-year term and the Company paid $48,000 in rent during 1999.

   Effective January 1, 1996, the Company entered into a lease agreement with First Colonial Trust Company, as trustee on behalf of Scott H. Kirk, M.D., a member of the Board of Directors, to lease 10,098 square feet of surgery and laser center and eye care clinic space located in River Forest, Illinois. The lease has a five-year term and the Company paid $180,248 in rent during 1999.

   Effective January 1, 1996, the Company entered into a lease agreement with Mercantile National Bank of Indiana, as trustee on behalf of Douglas P. Williams, M.D., a member of the Board of Directors, to lease 11,500 square feet of surgery and laser center and eye care clinic space in Hammond, Indiana. The lease has a five-year term and the Company paid $188,495 in rent during 1999.

   Effective January 1, 1996, the Company entered into a lease agreement with Eldi E. Deschamps, M.D., a stockholder who beneficially owns more than 5% of the Company's Common Stock, and his wife to lease approximately 10,000 square feet of surgery and laser center and eye care clinic space located in Merrillville, Indiana. The lease has a five-year term and the Company paid $129,077 in rent during 1999.

Purchase of Clinical Research Contracts

   Effective July 1, 1999, the Company purchased clinical research assets including clinical research sponsor agreements from Hunkeler Eye Centers, P.C., in exchange for 75,000 shares of the Company's Common Stock. Hunkeler Eye Centers, P.C.'s stockholders include John D. Hunkeler, M.D., the Company's Medical Director and a member of the Board of Directors.

Service Agreements

   John D. Hunkeler, M.D., a member of the Board of Directors, is an ophthalmologist employed by Hunkeler Eye Centers, P.C., a physician group that has been a party to a long-term service agreement with the Company since March 1997. In 1999, the Company recognized management services revenue of approximately $16,710,000 from Hunkeler Eye Centers, P.C.

   Scott H. Kirk, M.D., a member of the Board of Directors, is an ophthalmologist retained by Sure Vision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 1999, the Company recognized management services revenue of approximately $11,496,000 from the professional entities retaining Dr. Kirk's services.

   Douglas P. Williams, M.D., a member of the Board of Directors, is an ophthalmologist retained by Sure Vision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 1999, the Company recognized management services revenue of approximately $10,955,000 from the professional entities retaining Dr. Williams's services.

   Eldi E. Deschamps, M.D., a stockholder who beneficially owns more than 5% of the Company's Common Stock, is an ophthalmologist retained by Sure Vision Eye Centers, L.L.C., a professional entity whose eye care professionals have been parties to long-term service agreements with the Company since January 1996. In 1999, the Company recognized management services revenue of approximately $10,224,000 from the professional entities retaining Dr. Deschamps's services.

                                   PROPOSAL 2

                           APPROVAL OF THE COMPANY'S
                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

   The stockholders of the Company are being asked to approve the Company's Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan"). A complete copy of the Stock Incentive Plan is attached to this Proxy Statement as Appendix A. The following discussion of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan which is set forth in Appendix A.

General

   In December 1996, the Company adopted its Stock Incentive Plan which is designed to promote the Company's overall financial objectives by attracting, motivating and retaining employees, outside directors and other persons who are instrumental to the Company's long-term growth by allowing these individuals to acquire an equity interest in the Company. The Stock Incentive Plan currently permits the issuance of up to 6,251,800 shares of Common Stock. As of March 30, 2000, 756,712 of these options have been exercised. As of March 30, 2000, there are outstanding stock options to acquire 5,187,116 shares of Common Stock granted under the Stock Incentive Plan.

   Prior to the Stockholders' meeting on May 17, 2000, the Board of Directors intends to amend the Stock Incentive Plan by increasing the amount of shares available for issuance under the plan by 1,000,000, thereby increasing the total number of shares of Common Stock available for issuance under the Stock Incentive Plan to 7,251,800 shares.

   The Board of Directors believes that the Stock Incentive Plan will better align the interests of the Company's officers, employees and consultants with the interests of the Company's stockholders. In adopting the Stock Incentive Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants and believes that such a plan is appropriate to attract and retain well-qualified persons for service as officers, employees and consultants.

Terms of the Stock Incentive Plan

   The Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Stock Incentive Plan provides the Compensation Committee with broad discretion to fashion the terms of grants of options as the committee deems appropriate. Directors, officers, employees, independent contractors and consultants who are in a position to make contributions to the Company's growth and success are eligible for selection by the Compensation Committee as participants in the Stock Incentive Plan. The Compensation Committee may grant both nonqualified options and incentive stock options. As of December 31, 1999, all options granted under the Stock Incentive Plan have been nonqualified options.

   Unless otherwise determined by the Compensation Committee, the exercise price for options granted under the Stock Incentive Plan will be the closing price of a share of Common Stock on the grant date as reported on the principal stock exchange on which the Common Stock is traded. If an option is intended to qualify as an incentive stock option (ISO) which is to be granted to a participant who is a 10% stockholder of the Company, then the exercise price cannot be less than 110% of the fair market value of the Common Stock on the grant date. The option exercise price shall be payable by the participant (i) in cash, (ii) by surrendering shares of Common Stock that the participant has owned for at least six months having a total fair market value equal to the exercise price, (iii) by "cashless exercise" where a broker-dealer delivers cash or an extension of credit, (iv) by certifying ownership of shares of Common Stock for later delivery to the Company, or (v) by any combination of the foregoing.

   Options are exercisable during the period specified in each option agreement and will generally be exercisable in installments pursuant to a vesting schedule to be designated by the Compensation Committee. No option will remain exercisable later than ten years after the grant date (or five years from the grant date in the case of an ISO granted to 10% stockholders of the Company).

   Except as provided in any option agreement, options generally may not be assigned or transferred except by will or the laws of inheritance following the participant's death. After the termination of a participant's service to the Company, the participant will generally have a limited period of time in which to exercise options which had vested as of the date of termination. In the event the participant voluntarily terminates his or her service, the participant must elect to exercise any vested options prior to such termination. In any event, the participant must exercise options before the specified expiration of the option term. Each option will immediately terminate upon the termination of the participant's service to the extent it is not exercisable at that time. Upon the termination of a participant's service due to death or disability, all of the participant's unexpired and unexercised options will be exercisable for the shorter of their remaining term or one year after termination of employment.

   If options are forfeited or otherwise terminate for any reason before they are exercised, then the corresponding shares of Common Stock will again become available for options under the Stock Incentive Plan. Similarly, if any shares of Common Stock are paid to the Company in connection with the exercise of an option or in satisfaction of withholding taxes, those shares may again become available for options under the Stock Incentive Plan. However, these returned shares will not be made available for incentive stock options. In no event may any one individual receive options under the Stock Incentive Plan for more than 1,000,000 shares of Common Stock in any three calendar year period.

   In the event of a stock dividend, stock split, recapitalization, or other change affecting the Company's capital structure, the Compensation Committee may adjust or substitute, as the case may be, the aggregate number of shares subject to the Stock Incentive Plan and the number and exercise price of shares subject to outstanding options. However, fractional shares resulting from such adjustments will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as determined by the Compensation Committee.

Change in Control

   Upon the occurrence of a Change in Control (as defined in the Stock Incentive Plan), all unexercised stock options will become immediately exercisable. In addition, after a Change in Control a participant will have the right to surrender all or part of the outstanding options and receive cash from the Company in the following amount for each award: (i) the excess of the Change in Control Price (as defined in the Stock Incentive Plan) over the exercise price of the option multiplied by (ii) the number of shares of Common Stock subject to the option.

New Plan Benefits

   The table below sets forth certain information concerning options granted and outstanding, as of March 30, 2000, under the Stock Incentive Plan.

                              Stock Incentive Plan

                                                             Number of Shares
         Name and Position                                  Underlying Options
         -----------------                                  ------------------
Stephen J. Winjum,.........................................     1,210,000
 Chairman, President and Chief Executive Officer

Ronald G. Eidell,..........................................       330,000
 Executive Vice President and Chief Financial Officer

E. Michele Vickery,........................................       260,000
 Executive Vice President Operations

J. Gary Jordan,............................................       130,000
 Senior Vice President Sales

Robert A. Wallach,.........................................       110,000

 Senior Vice President Marketing(1)

Executive Group............................................     2,040,000

Non-Executive Director Group...............................       200,000

Non-Executive Officer Employee Group.......................     2,400,116

--------
(1)  As of January 1, 2000, Mr. Wallach was no longer employed by the Company.

Federal Income Tax Consequences

   The Company has been advised that under the current Federal income tax laws, the income tax consequences associated with stock options awarded under the Stock Incentive Plan can be summarized as follows:

 Non-Qualified Stock Options

   Participant. Generally, a participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of Common Stock subject to the non-qualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of Common Stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the non-qualified stock option is exercised.

   Tax Withholding. The amount of income that is taxable to a participant upon the exercise of a non-qualified stock option will be treated as compensation income. Accordingly, such amount will be subject to applicable withholding of Federal, state and local income taxes and Social Security taxes.

   If the Participant Uses Company Stock to Pay the Option Exercise Price. If a participant who exercises a non-qualified stock option pays the exercise price by tendering shares of Common Stock and receives back a larger number of shares of Common Stock, the participant will realize taxable income in an amount equal to the fair market value of the additional shares of Common Stock received on the date of exercise, less any cash paid in addition to the shares of Common Stock tendered. Upon a subsequent sale of the Common Stock received, the number of shares of Common Stock equal to the number delivered as payment of the exercise price will have a tax basis equal to that of the shares of Common Stock originally tendered. The additional newly-acquired shares of Common Stock obtained upon exercise of the non-qualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

   The Company. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

 Incentive Stock Options

   Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an incentive stock option is granted. Upon exercise of the incentive stock option, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left the employ of the Company more than three months before exercising the option. If the participant transfers shares of Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of Common Stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such Common Stock exceeds (is less than) the participant's tax basis in the Common Stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of Common Stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

   Tax Withholding. If a participant makes any disqualifying disposition prior to the completion of the Holding Period with respect to shares of Common Stock acquired upon the exercise of an incentive stock option granted under the Plan, then the participant must remit to the Company an amount sufficient to satisfy all applicable Federal (including Social Security), state, and local withholding taxes thereby incurred.

   If the Participant Uses Common Stock to Pay the Option Exercise Price. If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Common Stock, such participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered, payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering shares of Common Stock and the participant receives back a larger number of shares, under proposed Treasury Regulations, the participant's basis in the number of shares of newly acquired stock equal to the number of the shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by any amount included in the participant's gross income as compensation. The additional newly acquired shares obtained upon exercise of the option will have a tax basis of zero. All Common Stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of Common Stock with the lowest basis.

   The Company. The Company is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the Common Stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company generally is entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

   Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), provides that any compensation, including compensation arising from the exercise of options by a "covered employee" within the meaning of Section 162(m), which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, (1) such compensation constitutes "qualified performance-based compensation" satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders. In an effort to facilitate the Company's ability to deduct for tax purposes any compensation of a "covered employee" arising from the exercise of nonqualified options granted under the Stock Incentive Plan, the Board of Directors is submitting the Stock Incentive Plan to the stockholders of the Company for their approval. The Board believes the approval by stockholders of the Stock Incentive Plan is in the best interests of the Company and its stockholders.

   The Board of Directors recommends that the stockholders vote FOR the approval of the Stock Incentive Plan.

                                   PROPOSAL 3

                           APPROVAL OF THE COMPANY'S
                 AMENDED AND RESTATED 1999 STOCK PURCHASE PLAN

   The stockholders of the Company are being asked to approve the Company's Amended and Restated 1999 Stock Purchase Plan (the "Stock Purchase Plan"). A complete copy of the Stock Purchase Plan is attached to this Proxy Statement as Appendix B. The following discussion of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Purchase Plan which is set forth in Appendix B.

General

   In May 1999, the Board of Directors adopted, subject to stockholder approval, the Stock Purchase Plan under which the Company reserved a total of 400,000 shares of Common Stock for purchase by the Company's employees. The Board of Directors amended the Stock Purchase Plan effective as of August 1, 1999. Similar to the Stock Incentive Plan, the Stock Purchase Plan is designed to promote the Company's overall financial objectives and the financial objectives of the Company's stockholders by motivating participants in the Stock Purchase Plan to achieve long-term growth in stockholder equity in the Company.

Terms of the Stock Purchase Plan

   The Compensation Committee administers the Stock Purchase Plan. Employees are eligible to participate in the Stock Purchase Plan if they have been employed by the Company for at least ninety days and otherwise satisfy the terms of the plan. The Stock Purchase Plan allows eligible employees to acquire Common Stock in the Company on favorable terms through payroll deductions. These after-tax payroll deductions will be applied semi-annually to purchase shares of Common Stock at a discount from the market price. The first offering period under the Stock Purchase Plan commenced October 1, 1999, and will end on March 31, 2000. The Company anticipates continuing a series of consecutive six-month offering periods. At the end of each offering period, the payroll deductions accumulated over the six-month offering period will be used to acquire shares of Common Stock at a purchase price equal to 85% of the fair market value of the Common Stock on the first day of the offering period or 85% of the fair market value of the Common Stock on the last day of the offering period, whichever is lower. Participating employees may end or modify their participation in the Stock Purchase Plan at any time during an offering period. Participation ends automatically upon termination of employment. An individual may elect to invest up to 10% of the individual's salary in the Stock Purchase Plan;

however, the individual's payroll deductions may not exceed $20,000 in any offering period or $25,000 in any calendar year.

   Generally, a participant may not assign or transfer his or her purchase rights under the Stock Purchase Plan, other than by will or the laws of inheritance after the participant's death. If a participant's employment with the Company terminates during an offering period for any reason other than death, disability or retirement, then all of the participant's payroll deductions for that offering period will be refunded. If a participant's employment terminates during an offering period because of death, disability or retirement, payroll deductions will also cease. However, the participant may make a single payment for the purchase of Common Stock equal to the amount such participant would have contributed for the payroll periods remaining in the offering period. Additionally, such participant may request a distribution at any time prior to the end of the offering period. If the participant does not request such a distribution, the participant's payroll deductions will be used to purchase Common Stock at the end of the offering period.

   No individual will be eligible to purchase Common Stock under the Stock Purchase Plan if that individual, or his or her family members, immediately after the purchase, would own or control greater than 5% of the Company's voting stock.

   The fair market value of a share of Common Stock on any relevant date under the Stock Purchase Plan will be equal to the average of the high and low trading price quoted for that date as quoted on the Nasdaq National Market.

   The number of shares subject to the Stock Purchase Plan and to offerings granted under the Stock Purchase Plan will be proportionately adjusted in the event that the outstanding Common Stock is changed by any stock dividend, stock split or combination of shares. In the event of a Change in Control (as defined in the Stock Purchase Plan), the Compensation Committee may cause the purchase rights to become immediately exercisable, or the Compensation Committee may cause the Company to repurchase them.

   Unless the Stock Purchase Plan is terminated by the Compensation Committee, it will automatically terminate on May 23, 2009.

Federal Income Tax Consequences

   The Company has been advised that under the current Federal income tax laws, the income tax consequences associated with stock purchased under the Stock Purchase Plan can be summarized as follows:

   Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the beginning of each offering period. At the end of the offering period, the participant will incur no income tax liability. If the participant transfers shares of Common Stock received upon the exercise of an option within a period of two years from the beginning of an offering period or one year from the date of receipt of the shares of Common Stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value at the end of the offering period over the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such Common Stock exceeds (is less than) the participant's tax basis in the Common Stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of Common Stock after the expiration of the Holding Period, he or she will generally have taxable ordinary income in the year in which the transfer occurs in an amount equal to the lesser of (a) any excess of the fair market value at the beginning of the offering period over the exercise price on that same date, and (b) any excess of the fair market value on the date on which the transfer occurs over the amount paid for the shares of Common Stock.

The participant will recognize capital gain (or loss) equal to the difference between the fair market value on the date of the transfer and the participant's tax basis in the Common Stock as increased by the amount of any ordinary income recognized as a result of such transfer.

   Tax Withholding. The participant must remit to the Company an amount sufficient to satisfy all Federal (including Social Security), state, and local withholding taxes incurred in connection with any recognition of ordinary income under the Stock Purchase Plan.

   The Company. The Company generally is entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of a transfer of shares of Common Stock pursuant to the Stock Purchase Plan.

   The Board of Directors recommends that the stockholders vote FOR the approval of the Stock Purchase Plan.

                        MISCELLANEOUS AND OTHER MATTERS

   Solicitation--The cost of this proxy solicitation will be borne by the Company. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

   Proposals of Stockholders--Proposals of stockholders (i) intended to be considered at the Company's 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting") and (ii) to be considered for inclusion in the Company's proxy statement and proxy for the 2001 Annual Meeting, must be received by the Secretary of the Company by no earlier than January 25, 2001, and no later than February 24, 2001.

   Other Business--The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement and the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxies will vote such proxies as the Board of Directors directs.

                                          By order of the Board of Directors,

                                          Ronald G. Eidell
                                          Secretary

Chicago, Illinois
April 10, 1999

                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
               DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                      APPENDIX A

                             NOVAMED EYECARE, INC.
                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN

                              (as of May 17, 2000)

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
 ARTICLE I    ESTABLISHMENT..............................     A-3

 ARTICLE II   DEFINITIONS................................     A-3

 ARTICLE III  ADMINISTRATION.............................     A-6
    3.1       Committee Structure and Authority..........     A-6
 ARTICLE IV   SHARES SUBJECT TO PLAN.....................     A-8
    4.1       Number of Shares...........................     A-8
    4.2       Release of Shares..........................     A-8
    4.3       Restrictions on Shares.....................     A-8
    4.4       Shareholder Rights.........................     A-9
    4.5       Anti-Dilution..............................     A-9

 ARTICLE V    ELIGIBILITY................................     A-9
    5.1       Eligibility................................     A-9

 ARTICLE VI   OPTIONS....................................     A-9
    6.1       General....................................     A-9
    6.2       Grant......................................     A-10
    6.3       Terms and Conditions.......................     A-10
    6.4       Termination by Reason of Death.............     A-11
    6.5       Termination by Reason of Disability........     A-11
    6.6       Other Termination..........................     A-11
    6.7       Cashing-Out of Options.....................     A-11

 ARTICLE VII  CHANGE IN CONTROL PROVISIONS...............     A-12
    7.1       Impact of Event............................     A-12
    7.2       Definition of Change in Control............     A-12
    7.3       Change in Control Price....................     A-12

 ARTICLE VIII MISCELLANEOUS..............................     A-13
    8.1       Amendments and Termination.................     A-13
    8.2       Unfunded Status of Plan....................     A-13
    8.3       Limits on Transferability..................     A-13
    8.4       Status of Options Under Code Section 162(m)...  A-13
    8.5       General Provisions.........................     A-13
    8.6       Mitigation of Excise Tax...................     A-15
              Options in Substitution for Options Granted
    8.7       by Other Entities..........................     A-15
    8.8       Procedure for Adoption.....................     A-15
    8.9       Procedure for Withdrawal...................     A-15
    8.10      Delay......................................     A-15
    8.11      Headings...................................     A-15
    8.12      Severability...............................     A-15
    8.13      Successors and Assigns.....................     A-16
    8.14      Entire Agreement...........................     A-16

                             NOVAMED EYECARE, INC.
                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN

                                   ARTICLE I

                                 ESTABLISHMENT

   In May 1999, NovaMed Holdings Inc., an Illinois corporation merged with and into NovaMed Eyecare, Inc., a Delaware corporation (the "Company"). The Plan (as defined herein) was originally established by NovaMed Holdings Inc. on December 20, 1996 (i) to replace and substitute for, and assume certain options granted under, the NovaMed Eyecare Management, LLC Equity Incentive Plan ("LLC Plan") and (ii) to authorize new stock options, subject to the terms and conditions of the Plan and any Agreement. In May 1999, the Company amended the Plan to, among other things, (i) authorize new stock options subject to the terms and conditions of the Plan and any Agreement and (ii) provide that, upon the consummation of an initial public offering of equity securities of the Company, (a) options previously granted under the Plan to purchase shares of Series A Preferred Stock and Series B Preferred Stock shall instead represent options to purchase a like number of shares of Common Stock and (b) there shall no longer be reserved and available for distribution pursuant to the Plan any options to purchase shares of Series A Preferred Stock or Series B Preferred Stock. In September 1999, the Company amended and restated the Plan to (i) reflect the merger of NovaMed Holdings Inc. with and into NovaMed Eyecare, Inc., (ii) reflect the consummation of the Company's initial public offering of equity securities and (iii) incorporate all prior amendments to the Plan. This Plan is amended and restated effective May 17, 2000, to authorize new stock options, subject to the terms and conditions of the Plan and any Agreement. The purpose of the Plan is to promote the overall financial objectives of the Company, its shareholders and its Affiliates by motivating those persons selected to participate in the Plan (which shall include those persons with outstanding options under the LLC Plan) to achieve long-term growth in the shareholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth.

                                   ARTICLE II

                                  DEFINITIONS

   For purposes of the Plan, the following terms are defined as set forth below:

   "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any shareholder of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

   "Agreement" or "Option Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Option is granted to a Participant.

   "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Options are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trust entitled by will or the laws of descent and distribution to receive such benefits.

   "Board of Directors" or "Board" means the Board of Directors of the Company.

   "Cause" means, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company or an Affiliate to terminate the

Participant's employment with the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause means, unless otherwise defined in the Option Agreement with respect to the corresponding
Option:

     (a) any act or failure to act deemed to constitute cause under the Company's or an Affiliate's established practices, policies or guidelines applicable to the Participant;

     (b) breach of a covenant made by the Participant in conjunction with the grant of an Option or the transfer of Shares hereunder;

     (c) the Participant's gross negligence in the performance of his duties or material failure or willful refusal to perform his duties;

     (d) the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act that (i) negatively affects the Company's or Affiliate's business or reputation or (ii) indicates alcohol or drug abuse by Participant that adversely affects his performance hereunder; or

     (e) the determination by the Committee in the exercise of its reasonable judgment that Participant has committed an act or acts constituting a felony or other act involving dishonesty, disloyalty or fraud against the Company or an Affiliate.

   "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 7.2 and 7.3, respectively.

   "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, any Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

   "Commission" means the Securities and Exchange Commission or any successor agency.

   "Committee" means the person or persons appointed to administer the Plan, as further described herein.

   "Common Stock" means the regular voting common stock, $0.01 par value per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the equity of any successor to the Company which is designated for the purposes of this Plan.

   "Company" means NovaMed Eyecare, Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

   "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

   "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability will not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability will be made by the Committee. The determination of Disability for purposes of this Plan will not be construed to be an admission of disability for any other purpose.

   "Effective Date" means December 20, 1996.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

   "Fair Market Value" means, unless otherwise determined by the Committee, the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

   "Grant Date" means the date as of which an Option is granted pursuant to the Plan.

   "Incentive Stock Option" means an Option to purchase shares of Common Stock granted under this Plan which satisfies the requirements of Section 422 of the Code.

   "LLC Plan" means the NovaMed Eyecare Management, LLC Equity Incentive Plan, which plan was terminated in connection with the establishment of this Plan.

   "NASDAQ" means the Nasdaq Stock Market, including the Nasdaq National
Market.

   "Nonqualified Stock Option" means an Option to purchase Shares granted under this Plan, the taxation of which is pursuant to Section 83 of the Code.

   "Option" or "Stock Option" means an option or right granted to a Participant (under Article VI hereof) to purchase Shares at a specified price during specified time periods.

   "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

   "Option Price" means the price at which Shares may be purchased under an Option as provided in Section 6.3.

   "Participant" means a person who satisfies the eligibility conditions of
Article V and to whom an Option has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option, to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Option was originally granted.

   "Plan" means the NovaMed Eyecare, Inc. Amended and Restated Stock Incentive Plan, as herein set forth and as may be amended from time to time.

   "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or
(d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee. Any Representative shall be subject to all terms and conditions applicable to the Participant.

   "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

   "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

   "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

   "Series A Preferred Stock" means the Series A Convertible Preferred Stock, $0.01 par value, formerly authorized and designated by the Company for purposes of the Plan.

   "Series B Preferred Stock" means the Series B Convertible Preferred Stock, $0.01 par value, of the Company, formerly authorized and designated by the Company for purposes of the Plan.

   "Shares" means shares of Common Stock.

   "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, board member, consultant, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, board member, consultant, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement will establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or an Affiliate.

   "Voluntary Termination of Employment" means a Termination of Employment at the election of the Participant, including, with limitation, resignation by the Participant, but excluding Retirement.

   In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III

                                 ADMINISTRATION

   3.1 Committee Structure and Authority. The Plan shall be administered by the Committee, which shall be composed of one or more members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and an "outside director" for purposes of the deduction of compensation under Section 162(m) of the Code. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan. In the absence of an appointment of a Compensation Committee or another specific committee, the Board shall constitute the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its shareholders or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. In the event that the Compensation Committee of the Board no longer is the Committee, the Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

   Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) to select those persons to whom Options may be granted from time to time;

     (b) to determine whether and to what extent Options are to be granted hereunder;

     (c) to determine the number of Shares to be covered by each Option granted hereunder;

     (d) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Option and the Shares relating thereto);

     (e) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 8.1;

     (f) to determine under what circumstances an Option may be settled in cash or Shares;

     (g) to provide for the forms of Agreement to be utilized in connection with the Plan;

     (h) to determine whether a Participant has a Disability or a Retirement;

     (i) to determine whether and with what effect an individual has incurred a Termination of Employment;

     (j) to determine what securities law requirements are applicable to the Plan, Options, and the issuance of Shares and to require of a Participant that appropriate action be taken with respect to such requirements;

     (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

     (l) to interpret and make final determinations with respect to the remaining number of Shares available under this Plan;

     (m) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate for Shares, the withholding from a Participant of the amount of any federal, state or local taxes as may be required by law;

     (n) to determine whether the Company or any other person has a right or obligation to purchase Shares from a Participant and, if so, the terms and conditions on which such Shares are to be purchased;

     (o) to determine the restrictions or limitations on the transfer of Shares;

     (p) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

     (q) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

     (r) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

     (s) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

   The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

   Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

   4.1 Number of Shares. Number of Shares. Subject to adjustment under Section 4.5, the total number of Shares reserved and available for distribution pursuant to Options under the Plan shall be 7,251,800 shares of Common Stock, as authorized for issuance on the Effective Date and thereafter from time to time. Such Shares may consist, in whole or in part, of authorized and unissued Shares or shares of treasury stock. Options previously granted under the Plan to purchase shares of Series A Preferred Stock and Series B Preferred Stock shall instead represent options to purchase a like number of shares of Common Stock. There shall no longer be reserved and available for distribution pursuant to the Plan any options to purchase shares of Series A Preferred Stock or Series B Preferred Stock.

   4.2 Release of Shares. If any Shares that are subject to an Option cease to be such, if any Shares that are subject to any Option are forfeited, if any Option otherwise terminates without issuance of Shares being made to the Participant, or if any Shares are received by the Company in connection with the exercise of an Option or the satisfaction of a tax withholding obligation, such Shares, in the discretion of the Committee, may again be available for distribution in connection with Options (other than Incentive Stock Options) under the Plan. If any Shares could not again be available for Options to a particular Participant under any applicable law, such Shares shall be available exclusively for Options to Participants who are not subject to such limitations.

   4.3 Restrictions on Shares. Shares issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Option Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash or other property prior to: (i) the Participant executing any agreement that the Committee has required the Participant to execute as a condition for the grant of Shares; (ii) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Shares may then be listed (or regularly traded), (iii) the completion of any registration or qualification of such Shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iv) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any Shares to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

   4.4 Shareholder Rights. No person shall have any rights of a shareholder as to Shares subject to an Option until, after proper exercise of the Option or other action required, such Shares have been recorded on the Company's official shareholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company shall have thirty (30) days in which to issue the Shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

   4.5 Anti-Dilution. In the event of any Company stock dividend, stock split, reverse stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash than dividend), sale by the Company of all or a substantial portion of its assets (measured either on a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of Shares available for Options under the Plan, the number of Shares covered by outstanding Options, the exercise price per Share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Options under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                   ARTICLE V

                                  ELIGIBILITY

   5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Options shall be those persons who are directors, officers, employees, independent contractors or consultants with respect to the Company or any Affiliate, who are in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Options and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Option, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its Affiliates, the value of the individual's service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The Committee may designate as ineligible to participate in the Plan any person who would otherwise be eligible to participate.

                                   ARTICLE VI

                                    OPTIONS

   6.1 General. The Committee shall have authority to grant Options under the Plan at any time or from time to time. Options may be either Incentive Stock Options or Nonqualified Stock Options. An Option shall entitle the Participant to receive Shares upon the exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any three-calendar-year period, Options for no more than 1,000,000 shares of Common Stock shall be granted to any Participant.

   6.2 Grant. The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Company and the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

   6.3 Terms and Conditions. Except to the extent determined to be appropriate by the Committee and consented to by the Participant, an Option granted pursuant to the Plan shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (a) Option Period. The Option Period of each Option will be fixed by the Committee; provided that the Option Period of a Nonqualified Stock Option shall not exceed ten (10) years from the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten
  (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date this Plan is adopted by the Company or the date this Plan is approved by the shareholders of the Company, whichever is earlier.

     (b) Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee. If an Option is intended to qualify as an Incentive Stock Option, the Option Price per share of Common Stock shall be not less than the Fair Market Value per share of Common Stock on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share.

     (c) Exercisability. Subject to Section 7.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of an Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

     (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of Shares subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the Participant for a period of at least six (6) months prior to payment having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (iv) by certifying ownership of shares owned by the Participant to the satisfaction of the Committee for later delivery to the Company as expected by the Committee and (v) by any combination of the foregoing. No Shares will be issued until full payment therefor has been made and the Participant has executed any and all agreements that the Company may require the Participant to execute. A Participant will have all of the rights of a shareholder of the Company holding the Shares that are subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such Shares, executed all relevant agreements, and such Shares have been recorded on the Company's official records as having been issued and transferred.

     (e) Non-transferability of Options. Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of Beneficiary effective upon the death of the Participant, and all Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's Representative. If and to the extent transferability is permitted by the Committee as provided by an Agreement, the Option shall be transferable only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Option's intended status as an Incentive Stock Option (if applicable).

   6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

   6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability will not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Stock Option.

   6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or for Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90)-day period commencing with the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter. If the Participant incurs a Termination of Employment which is either (a) for Cause or (b) a Voluntary Termination of Employment on the part of the Participant, the Option will terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein will not extend the time permitted to exercise an Option.

   6.7 Cashing-Out of Options. Unless otherwise provided in the Agreement, on receipt of written notice of exercise, the Committee may elect to cash-out all or part of the portion of any Option to be exercised by paying the Participant an amount, in cash or Shares, equal to the excess of (a) the Fair Market Value of the Shares that are subject to the portion of the Option being cashed-out over (b) the Option Price, such difference multiplied by (c) the number of Shares subject to the portion of the Option being cashed out, all as of the effective date of such cash-out.

                                  ARTICLE VII

                          CHANGE IN CONTROL PROVISIONS

   7.1 Impact of Event. An Agreement may provide that in the event of a Change in Control (as defined in Section 7.2):

     (a) Any Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

     (b) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, in the event of a Change in Control, a Participant shall have the right, whether or not the Option is fully exercisable or may be otherwise realized by the Participant, by giving notice to the Company during the sixty (60)-day period from and after a Change in Control, to elect to surrender all or part of the Option to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 7.3) per share of the Shares on the date of such election shall exceed the amount which the Participant must pay to exercise the Option per share of Shares under the Option (the "Spread") multiplied by the number of Shares granted under the Option. Notwithstanding the foregoing, if any right under this Section would cause a transaction to be ineligible for pooling of interest accounting that would but for the right hereunder be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Shares having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

   7.2 Definition of Change in Control. For purposes of this Plan, unless otherwise specified in the Agreement with respect to the corresponding Option, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate), including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of Shares representing more than fifty percent of the combined voting power of the Company's then outstanding securities; (b)(i) the Company approves, in any transaction or series of related transactions, a definitive agreement to merge or consolidate the Company with or into another entity other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors prior to such approval do not represent a majority of the Board of Directors of the surviving, resulting or acquiring entity or the parent thereof; or (c) the shareholders of the Company approve a plan of liquidation of the Company.

   7.3 Change in Control Price. For purposes of the Plan, unless otherwise specified in the Agreement with respect to the corresponding Option, "Change in Control Price" means the higher of (a) the highest reported sales price of a Share in any transaction reported on the principal exchange on which such Shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Transaction"), the highest price per Share paid in such Transaction. To the extent that the consideration paid in any Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                  ARTICLE VIII

                                 MISCELLANEOUS

   8.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Option theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

   The Committee may amend, alter or discontinue the Plan or an Option at any time on the same conditions and limitations (and exceptions to limitations) as apply to the Board's authority to amend the Plan and further subject to any approval or limitations the Board may impose.

   Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of equity interests having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

   8.2 Unfunded Status of Plan. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

   8.3 Limits on Transferability. Unless otherwise provided in this Plan or in an Agreement, no Option shall be subject to the claims of Participant's creditors and no Option may be sold, transferred, assigned, alienated, encumbered, hypothecated, gifted, conveyed, pledged or disposed of in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

   8.4 Status of Options Under Code Section 162(m). It is the intent of the Company that Options granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Option does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

   8.5 General Provisions.

     (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Participant for income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including Shares that are part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan will be conditional on such payment or arrangements, and the Company and its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

     (d) Representative. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

     (e) Controlling Law. The Plan and all Options made and actions taken thereunder will be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant or loss of a deduction, including, without limitation, liability under Section 16(b) of the Exchange Act.

     (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Shares, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no Shares, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     (g) No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

     (h) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

     (i) Right to Capitalize. The grant of an Option shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   8.6 Mitigation of Excise Tax. Subject to any agreement with a Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 8.6), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The provisions of this Section 8.6 shall apply with respect to any Participant only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and other federal income tax imposed by the Code, the Total Payments accruing to such Participant would be less than the amount of the Total Payments as reduced (i) if applicable, pursuant to the provisions of this Section 8.6 and any similar provisions under any other plan of the Company or any Affiliate to mitigate the applicable federal excise tax, and (ii) by federal income taxes (other than such excise tax).

   8.7 Options in Substitution for Options Granted by Other Entities. Options may be granted under the Plan from time to time in substitution for options held by employees, directors or service providers of other entities who are about to become officers, directors, shareholders or employees of the Company or an Affiliate. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the shareholders of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

   8.8 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the resolution.

   8.9 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

   8.10 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability will be suspended and delayed during the period the Participant would be subject to such liability, but not more than six months and one day and not to exceed the Option Period. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder in the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee determines that Rule 16b-3 does not apply to the Plan.

   8.11 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

   8.12 Severability. If any provision of this Plan is for any reason held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Plan, and this Plan will be construed as if such invalid or unenforceable provision were omitted.

   8.13 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

   8.14 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

                                                                      APPENDIX B

                             NOVAMED EYECARE, INC.

                              AMENDED AND RESTATED
                            1999 STOCK PURCHASE PLAN

                 (Original Plan adopted effective May 24, 1999)

          (Amended and Restated Plan adopted effective August 1, 1999)

                             NOVAMED EYECARE, INC.

                              AMENDED AND RESTATED
                            1999 STOCK PURCHASE PLAN
                 (Original Plan adopted effective May 24, 1999)
          (Amended and Restated Plan adopted effective August 1, 1999)

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 ARTICLE I   ESTABLISHMENT AND PURPOSE....................................  B-4
    1.1      Purpose......................................................  B-4

 ARTICLE II  DEFINITIONS..................................................  B-4
    2.1      "Account.....................................................  B-4
    2.2      "Agreement" or "Option Agreement.............................  B-4
    2.3      "Board of Directors" or "Board...............................  B-4
    2.4      "Code" or "Internal Revenue Code.............................  B-4
    2.5      "Committee...................................................  B-4
    2.6      "Common Stock................................................  B-4
    2.7      "Company.....................................................  B-4
    2.8      "Continuous Service..........................................  B-5
    2.9      "Contribution Rate...........................................  B-5
    2.10     "Disability..................................................  B-5
    2.11     "Eligible Employee...........................................  B-5
    2.12     AERISA.......................................................  B-5
    2.13     "Exercise Date...............................................  B-5
    2.14     "Exchange Act................................................  B-5
    2.15     "Fair Market Value...........................................  B-5
    2.16     "Grant Date..................................................  B-5
    2.17     "Option......................................................  B-5
    2.18     "Option Period...............................................  B-6
    2.19     "Option Price................................................  B-6
    2.20     "Participant.................................................  B-6
    2.21     "Plan........................................................  B-6
    2.22     "Plan Year...................................................  B-6
    2.23     "Representative..............................................  B-6
    2.24     "Retirement..................................................  B-6
    2.25     "Securities Act..............................................  B-6
    2.26     "Subsidiary..................................................  B-6
    2.27     "Termination of Employment...................................  B-6

 ARTICLE III ADMINISTRATION...............................................  B-7
    3.1      Committee Structure and Authority............................  B-7

 ARTICLE IV  STOCK PROVISIONS.............................................  B-8
    4.1      Number of Shares Subject to the Plan.........................  B-8
    4.2      Release of Shares............................................  B-8
    4.3      Restrictions on Shares.......................................  B-8
    4.4      Stockholder Rights...........................................  B-9
    4.5      Stock Valuation..............................................  B-9
    4.6      Custodian....................................................  B-9

 ARTICLE V   ELIGIBILITY; OPTION PROVISIONS...............................  B-9
    5.1      Eligibility..................................................  B-9

                                                                          Page
                                                                          ----
    5.2      Grant of Options...........................................  B-9
    5.3      Option Period..............................................  B-10
    5.4      Option Price...............................................  B-10
    5.5      Contribution Rate..........................................  B-10
    5.6      Purchase of Shares.........................................  B-11
    5.7      Cancellation of Options....................................  B-11
    5.8      Terminated Employees.......................................  B-11
    5.9      Deceased Employees.........................................  B-11
    5.10     Disabled or Retired Employees..............................  B-11
    5.11     Limitations................................................  B-12
    5.12     Nonassignability...........................................  B-12

 ARTICLE VI  GENERAL PROVISIONS APPLICABLE TO THE PLAN..................  B-12
    6.1      Termination of Plan........................................  B-12
    6.2      Investment Representation..................................  B-12
    6.3      Effect of Certain Changes..................................  B-13
    6.4      Withholding................................................  B-14
    6.5      No Company Obligation......................................  B-15
    6.6      Committee Discretion.......................................  B-15

 ARTICLE VII MISCELLANEOUS..............................................  B-15
    7.1      Indemnification of the Board and Committee.................  B-15
    7.2      Mitigation of Excise Tax...................................  B-15
    7.3      Interpretation.............................................  B-16
    7.4      Governing Law..............................................  B-16
    7.5      Limitations on Liability...................................  B-16
    7.6      Validity...................................................  B-16
    7.7      Assignment.................................................  B-16
    7.8      Captions...................................................  B-16
    7.9      Amendments.................................................  B-16
    7.10     Entire Agreement...........................................  B-16
    7.11     Rights with Respect to Continuance of Employment...........  B-16
                    Options for Shares in Substitution for Stock Options
    7.12     Granted by Other Corporations..............................  B-17
    7.13     Procedure for Adoption.....................................  B-17
    7.14     Procedure for Withdrawal...................................  B-17
    7.15     Expenses...................................................  B-17

                             NOVAMED EYECARE, INC.

                              AMENDED AND RESTATED
                            1999 STOCK PURCHASE PLAN

                                   ARTICLE I

                           ESTABLISHMENT AND PURPOSE

   1.1 Purpose. The NovaMed Eyecare, Inc. Amended and Restated 1999 Stock Purchase Plan (the "Plan") is hereby established effective August 1, 1999 by NovaMed Eyecare, Inc. The adoption of the Plan is expressly conditioned upon the Plan's approval by the stockholders of NovaMed Eyecare, Inc. within twelve
(12) months after the date the Plan was originally adopted. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating participants in the Plan to achieve long-term growth in stockholder equity in the Company. The Plan is intended as an "employee stock purchase plan" within the meaning of Section 423 of the Code, and Options granted hereunder are intended to constitute options granted under such a plan, and the Plan document and all actions taken in connection with the Plan shall be constructed consistently with such intent.

                                   ARTICLE II

                                  DEFINITIONS

   The following sections of this Article II provide basic definitions of terms used throughout the Plan, and whenever used therein in the capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

   2.1 "Account" shall mean the bookkeeping account established on behalf of a Participant to which shall be credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock pursuant to the Plan. The Company shall have custody of such Account.

   2.2 "Agreement" or "Option Agreement" means, individually or collectively, any enrollment and withholding agreement entered into pursuant to the Plan. An Agreement shall be the right of the Company to withhold from payroll amounts to be applied to purchase Common Stock.

   2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

   2.4 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any subsequent Internal Revenue Code. If there is a subsequent Internal Revenue Code, any references herein to Internal Revenue Code sections shall be deemed to refer to comparable sections of any subsequent Internal Revenue Code.

   2.5 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

   2.6 "Common Stock" means the shares of the Common Stock of the Company, $1.00 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described in Section 6.3.

   2.7 "Company" means NovaMed Eyecare, Inc. and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

   2.8 "Continuous Service" shall mean, subject to modification by the Committee, an Eligible Employee's number of full years and completed months of continuous employment with the Company or a Subsidiary from his last hiring date to his date of Termination of Employment for any reason. The Committee may provide rules from time to time regarding the calculation of Continuous Service and the method for crediting such service.

   2.9 "Contribution Rate" means the rate determined under Section 5.5

   2.10 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or a Subsidiary, or if the Participant is not covered by such plan, a mental or physical illness that renders a Participant permanently and totally incapable of performing his duties as an employee of the Company or a Subsidiary. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

   2.11 "Eligible Employee" means each employee of the Company or a Subsidiary (if the Subsidiary has adopted the Plan) on a Grant Date except that the Committee in its sole discretion may exclude:

     (a) any employee who has accrued less than a minimum period of Continuous Service established by the Committee (but not to exceed 2 years).

     (b) any employee whose customary employment is 20 hours or less per week;

     (c) any employee whose customary employment is for not more than 5 months in any calendar year;

     (d) any employee who would directly or indirectly own or hold (applying the rules of Section 424(d) of the Code to determine stock ownership) immediately following the grant of an Option hereunder an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary; and

     (e) any employee who is a highly compensated employee of the Company or Subsidiary within the meaning of Section 414(q) of the Code.

Any period of service described in the preceding sentence may be decreased in the discretion of the Committee.

   2.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   2.13 "Exercise Date" means such one or more dates determined by the Committee on which the accumulated value of the Account shall be applied to purchase Common Stock. The Committee may accelerate an Exercise Date in order to satisfy the employment period requirement of Section 423(a)(2).

   2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

   2.15 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee pursuant to the applicable method described in Section 4.5 and as adjusted, averaged or otherwise modified by the Committee.

   2.16 "Grant Date" means the date or dates established by the Committee on which one or more Options are granted pursuant to the Plan. The Committee may determine for any Plan Year that there shall be no Grant Date, in which case no Options shall be granted for that Plan Year. The terms and conditions of any Option granted on a particular Grant Date shall be independent of and have no effect on the terms and conditions of any Option granted on another Grant Date.

   2.17 "Option" means the right to purchase Common Stock pursuant to the Plan and any Agreement.

   2.18 "Option Period" means the period beginning on the Grant Date and expiring on the Exercise Date as determined by the Committee, subject to the limitations of Section 5.3.

   2.19 "Option Price" means the price at which the Company's Common Stock granted as of a specific Grant Date may be purchased under an Option. The price shall be subject to the limitation set forth in Section 5.4.

   2.20 "Participant" means an Eligible Employee who satisfies the eligibility conditions of the Plan and to whom an Option has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant, then the term "Participant" shall mean such appointed Representative, or successor Representative(s) appointed, as the case may be, provided that "Termination of Employment" shall mean the Termination of Employment of the Participant.

   2.21 "Plan" means the NovaMed Eyecare, Inc. 1999 Stock Purchase Plan, as herein set forth and as may be amended from time to time.

   2.22 "Plan Year" means, for the first Plan Year, the period starting on the effective Date of the Plan, and ending on December 31, 1999; and for all subsequent Plan Years, the twelve (12) consecutive month period starting on January 1 and ending on the following December 31. The Committee may at any time in its discretion designate another period as the Plan Year.

   2.23 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant's estate; or (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death. A Participant may file a written designation of his Representative with the Committee. Such designation of his Representative may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee.

   2.24 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or a Subsidiary, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

   2.25 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

   2.26 "Subsidiary" means any corporation, as currently defined in Section 424(f) of the Code. Unless otherwise indicated the term "Company" shall hereinafter be deemed to include all Subsidiaries of the Company which have adopted the Plan.

   2.27 "Termination of Employment" means the latest date on which a person ceases, for whatever reason, to be an employee of the Company or a Subsidiary. For determining whether and when a Participant has incurred a Termination of Employment for cause, "cause" shall mean any act or omission which permits the Company or a Subsidiary to terminate the employment agreement or arrangement between the Participant and the Company or a Subsidiary for cause as defined in such agreement or arrangement, or in the event there is no such employment agreement or arrangement or the agreement or arrangement does not define the term "cause," then "cause" shall mean (a) any act or omission which the Company or a Subsidiary believes is of a criminal nature, and the result of which the Company or a Subsidiary believes is detrimental to the interests of the Company or a Subsidiary; (b) the material breach of a fiduciary duty owing to the Company or a Subsidiary, including without limitation, fraud and embezzlement; or (c) conduct or the omission of conduct on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or a Subsidiary.

                                  ARTICLE III

                                 ADMINISTRATION

   3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. The Committee shall be comprised of two or more disinterested members of the Board of Directors selected by the Board. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A person shall be considered disinterested for this purpose only if, at the time he exercises discretion in administering the Plan, he is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the President of the Company or to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to:

     (a) determine from time to time whether a person is an Eligible Employee as of any Grant Date;

     (b) determine the Option Price;

     (c) determine the number of shares of Common Stock available as of any Grant Date or subject to each Option;

     (d) determine any Grant Date, Exercise Date and Option Period, and provide for all aspects of payroll deduction, suspension or withdrawal;

     (e) determine, subject to the Plan, the time or times and the manner when each Option shall be exercisable and the duration of the Option Period;

     (f) provide for the acceleration of the right to exercise an Option (or portion thereof);

     (g) prescribe additional terms, conditions and restrictions in the Agreement and to provide for the forms of Agreement to be utilized in connection with this Plan;

     (h) determine whether a Participant has incurred a Disability;

     (i) determine what securities laws requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock hereunder and request of a Participant that appropriate action be taken;

     (j) cancel, with the consent of the holder or as otherwise provided in the Plan or an Agreement, outstanding Options;

     (k) require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or Subsidiary to obtain a deduction and as may be otherwise required by law;

     (l) determine whether and for what reason an individual has incurred a Termination of Employment or an authorized leave of absence;

     (m) treat all or any portion of any period during which a Participant is on an approved leave of absence as a period of employment for purposes of accrual of his rights under an Option;

     (n) determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

     (o) determine the restrictions or limitations on the transfer of Common Stock issued upon exercise of an Option;

     (p) determine whether an Option is to be adjusted, modified or purchased, or become fully exercisable, under Section 6.3 of the Plan or the terms of an Agreement;

     (q) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

     (r) appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties;

     (s) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement relating to an Option, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan; and

     (t) construe and interpret this Plan, any Agreement, and take all other actions, and make all other determinations and take all other actions deemed necessary or advisable for the administration of this Plan.

   In the absence of the appointment of a Committee, the two or more members of the Board who have served the longest period of time as members of the Board and who are disinterested persons within the meaning of Rule 16b-3 of the Exchange Act shall be the Committee. No member of the Committee, while serving as such, shall be eligible to receive any Option hereunder, although membership on the Committee shall not affect or impair any such member's rights under any Option granted to him at a time when he was not a member of the Committee. A member of the Committee shall not exercise any discretion respecting himself under the Plan.

                                   ARTICLE IV

                                STOCK PROVISIONS

   4.1 Number of Shares Subject to the Plan. The stock subject to the Options granted under this Plan shall be the Company's Common Stock. Unless otherwise amended by the Board and approved by the stockholders of the Company to the extent required by law, a maximum number of 400,000 shares of Common Stock of the Company (or such number as may result following any adjustment pursuant to Section 6.3) shall be reserved and available for Options granted under the Plan. The shares issued with respect to Options under the Plan may be authorized and unissued shares, or shares issued and reacquired by the Company.

   4.2 Release of Shares. If any shares of Common Stock available for subscription are unsubscribed, or if any Option granted hereunder shall be canceled, forfeited, expire or terminate for any reason without having been exercised or realized in full, any shares of Common Stock subject to subscription or subject to such Option shall again be available and may thereafter be granted or otherwise applied under this Plan.

   4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (2) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any governmental body which the Committee, in its sole discretion, determines to be necessary or advisable, and (3) the tendering to the Company of such documents and/or payments as the Committee may deem necessary, including documents the Committee deems necessary to satisfy any applicable withholding obligation in order for the Company or another entity to obtain a deduction on its federal, state or local tax return with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The

Company has no obligation to register shares of Common Stock issued pursuant to the Plan. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

   4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided in Section 6.3.

   4.5 Stock Valuation. If and when the value of Common Stock shall be required to be determined, it shall be determined in accordance with the following provisions by the Committee, as applicable:

     (a) if the Common Stock is listed on a national securities exchange or on the Nasdaq National Market ("NNM") the closing price of the Common Stock on the relevant date, as reported on the composite tape or by NNM, as the case may be;

     (b) if the Common Stock is not listed on a national securities exchange or quoted on NNM, but is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date, or the most recent preceding day for which such quotations are available; and

     (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), on the basis of the good faith determination of the Committee.

   4.6 Custodian. Shares of Common Stock purchased pursuant to the Plan may be delivered to and held in the custody of such investment or financial firm as shall be appointed by the Committee. The custodian may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single account without identification as to individual Participants. By appropriate instructions to the custodian on forms to be provided for the purpose, a Participant may from time to time obtain (a) transfer into the Participant's own name or into the name of the Participant and another individual as joint tenants with the right of survivorship of all or part of the whole shares held by the custodian for the Participant's account and delivery of such shares to the Participant; (b) transfer of all or part of the whole shares held for the Participant's account by the custodian to a regular individual brokerage account in the Participant's own name or in the name of the Participant and another individual as joint tenants with the right of survivorship, either with the firm then acting as custodian or with another firm, or (c) sale of all or part of the whole shares held by the custodian for the Participant's account at the market price at the time the order is executed and remittance of the net proceeds of the sale to the Participant. Upon termination of participation in the Plan, and upon receipt of instructions from the Participant, the shares held by the custodian for the account of the Participant will be transferred and delivered to the Participant in accordance with (a) above, transferred to a brokerage account in accordance with (b), or sold in accordance with (c), above.

                                   ARTICLE V

                         ELIGIBILITY; OPTION PROVISIONS

   5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan as of any Grant Date shall be those persons (and only those persons) who are Eligible Employees of the Company (including a Subsidiary that has adopted the Plan) on a Grant Date. Employees of any entity related to the Company other than a corporation shall not be eligible to participate in the Plan.

   5.2 Grant of Options. The Committee shall have authority to grant Options under the Plan at any time or from time to time to all Eligible Employees as of a Grant Date. (To the extent an Option is granted to any Eligible Employee of an entity on a relevant date, all Eligible Employees of the entity shall be granted an Option to the extent required by law.) An Option shall entitle the Participant to receive shares of Common

Stock at the conclusion of the Option Period, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, including without limitation, payment of the Option Price. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan and to such other terms and conditions as the Committee may deem appropriate. The grant and exercise of Options hereunder shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. As of any Grant Date, each Eligible Employee shall be granted Options with the same rights and privileges as any other Eligible Employee on that Grant Date, except the amount of the Common Stock which may be purchased by any Participant under any Option may bear a uniform relationship to the total compensation, or the basic or regular rate of compensation, (as determined by the Committee) of all Eligible Employees on that Grant Date, and the Option may establish a maximum amount of Common Stock which may be purchased.

   5.3 Option Period. Each Agreement shall specify the period for which the Option thereunder is granted, which shall be determined by the Committee. In no event shall the Option Period extend beyond the period permitted under Section 423(b)(7) of the Code.

   5.4 Option Price. Subject to the limits stated herein, the Option Price per share at which shares of Common Stock may be acquired upon exercise of an Option shall be determined by the Committee. Unless otherwise specified by the Committee, with respect to any Exercise Date, the Option Price shall not be less than the lesser of eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Grant Date and eighty-five percent (85%) of the Fair Market Value of a share of Common Stock (averaged over such period as the Committee may determine and as permitted by law) on the applicable Exercise Date. The Committee reserves the right to increase the Option Price by the value of any accretion to the amounts credited to an Account if the Participant is credited with such accretion regardless of the method of accounting for such accretion.

   5.5 Contribution Rate. If an Eligible Employee elects to participate, the Participant shall file an Agreement with the Committee within the time period designated by the Committee. The Committee may provide that the Agreement shall specify a dollar amount determined by the Participant to be deducted each pay period, or the Committee may permit only a specified amount. Such amount when deducted shall be credited to the Account and shall be the Participant's Contribution Rate. Such deductions shall begin as of the first regularly scheduled payroll date on or after the later of the Grant Date and the date specified by the Committee. The Committee may establish minimum and maximum amounts to be contributed and a date by when such Agreement must be filed with the Committee. Notwithstanding the foregoing, in no event may more than $20,000 (or such other amount as may be determined from time to time by the Committee) be deducted from the Participant's compensation (as defined by the Committee) for each Option Period and the maximum number of shares which can be purchased by a Participant during the Option Period shall not exceed such amount divided by eighty-five percent of the Fair Market Value of a share of Common Stock on the applicable Grant Date (as determined under Section 5.4). Such contributions will be held in the general funds of the Company, and no interest shall accrue on any amounts held under this Plan, unless expressly determined by the Committee. If payroll deductions are made by a Subsidiary, that corporation will promptly remit the amount of the deduction to the Company. A Participant's Contribution Rate, once established, shall remain in effect during the Option Period unless the Committee decides, in its sole discretion, to allow Participants to modify their Contribution Rate; provided, however, that contributions shall be suspended or fully discontinued in order to comply with
Section 401(k) of the Code or for such other reasons as the Committee in its sole discretion may determine, or if the Participant shall request suspension or discontinuance. If a Participant requests to suspend payroll deductions, the Participant may do so at such times and in such manner as the Committee may permit, and previously deducted amounts shall be retained until the earlier of the Exercise Date and the date the Participant totally discontinues payroll deductions and requests a distribution of the Account. A Participant who has suspended contributions may recommence payroll deductions at such time, if at all, as determined by the Committee. If a Participant requests to totally discontinue payroll deductions, the Participant may do so by providing written notice to the Committee. There shall be paid to the Participant the value of the Participant's Account as soon as administratively possible and the Participant shall not receive any shares as of the Exercise Date.

   5.6 Purchase of Shares. Subject to Sections 5.7, 5.8, 5.9, 5.10 and 5.11 on each Exercise Date, a Participant who has previously executed an Agreement with respect to a specific Grant Date and made one or more payments described in
Section 5.5 shall be deemed to have exercised the Option to the extent of the value of the Account, subject to the limit set forth in Section 5.5 with respect to the Option being exercised, and shall be deemed to have purchased such number of full shares of Common Stock as set forth below, subject to the limits of Sections 423(b)(3) and 423(b)(8) of the Code. The number of shares of Common Stock to be purchased as of any Exercise Date shall be determined by dividing the Account value by the Option Price per share of the Common Stock and the value of the shares so purchased shall be charged to the Account. If the total number of shares to be purchased as of any Exercise Date by all Participants exceeds the number of shares authorized under this Plan or made available by the Committee as to any Exercise Date, a pro rata allocation of the available shares will be made among all Participants authorizing such payroll deductions based on their Account Value on the Exercise Date. The Company shall not be required to issue any fractional share hereunder. Any value remaining in an Account of the Participant shall be returned to the Participant and not applied to purchase Common Stock. Certificates of Common Stock purchased hereunder may be held by the custodian as provided in Section
4.6. Any Common Stock issued to the Participant who is subject to reporting under Section 16 of the Exchange Act must be held for six (6) months to the extent required by law to avoid liability under the Exchange Act. The Committee may amend the Plan or any Agreement or provide in operation for Participants to dispose of shares of Common Stock received upon the Exercise Date on or immediately thereafter (which time may include any period during which the Option is held) to the extent such change would not result in liability under
Section 16 of the Exchange Act.

   5.7 Cancellation of Options. Except as otherwise provided in an Agreement, an Option shall cease to be exercisable and shall be canceled on or after the expiration of the Option Period.

   5.8 Terminated Employees. Except as otherwise provided by the Committee or in an Agreement, any Participant who incurs a Termination of Employment for any reason, except death, Disability or Retirement, during the Option Period shall cease to be a Participant, the Option shall be null and void on the date of the Termination of Employment without notice to the Participant and the balance of the Account of the Participant shall be distributed to him as soon as administratively possible.

   5.9 Deceased Employees. If a Participant shall die during an Option Period while an Eligible Employee, no further contributions by deduction from regularly scheduled payments on behalf of the deceased Participant shall be made, except that the Representative may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Representative may at any time prior to the Exercise Date request a distribution of the Account. If the Representative does not request a distribution, the balance accumulated in the deceased Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

   5.10 Disabled or Retired Employees. If a Participant incurs a Termination of Employment due to Disability, or if a Participant incurs a Termination of Employment due to Retirement, during an Option Period, no further contributions by deduction from regularly scheduled payments on behalf of the disabled or retired Participant shall be made, except that the Participant may make a single sum payment with respect to the Option at any time on or before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining to the Exercise Date. The Participant may at any time prior to the Exercise Date request a distribution of the Account. If the Participant does not request a distribution of the Account, the balance accumulated in the disabled or retired Participant's Account shall be used to purchase shares of the Common Stock on the previously mentioned Exercise Date.

   5.11 Limitations. Notwithstanding any other provision of this Plan, in no event may a Participant (i) purchase under the Plan during a calendar year Common Stock having a fair market value (determined at Grant Date) of more than $25,000 or (ii) receive any rights to purchase stock hereunder if he or she beneficially owns, immediately after such receipt, five percent (5%) or more of the total voting power or value of all classes of stock of the Company.

   5.12 Nonassignability. Neither the Option nor the Account shall be assigned, transferred (except as herein provided), pledged, or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution or pursuant to a domestic relations order which would be a qualified domestic relations order as defined in the Code or ERISA (if the Plan were described in the relevant Sections) but only to the extent consistent with Section 423 of the Code. Except as provided herein, the Option is exercisable during a Participant's lifetime only by the Participant or the appointed guardian or legal representative of the Participant, and neither the Option nor the Account shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option or the Account shall be null and void and without effect. The Company shall have the right to terminate the Option or the Account in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option or the Account, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option; provided, however, that termination of the Option hereunder shall not prejudice any rights or remedies which the Company may have under an Agreement or otherwise.

                                   ARTICLE VI

                   GENERAL PROVISIONS APPLICABLE TO THE PLAN

   6.1 Termination of Plan. To the extent required by law, this Plan shall terminate on the last day of the ten (10) year period commencing with the effective date or at such earlier time as the Board may determine, and no Options shall be granted under the Plan after that date. Any Options outstanding under the Plan at the time of its termination shall remain in effect until they shall have been exercised, expired or otherwise canceled, settled or terminated as provided herein or in an Agreement, and such outstanding Options shall not be affected by such termination of the Plan. The provisions of the Plan in respect to the full and final authority of the Committee under the Plan, other than the authority to grant Options, and in respect of a Participant's obligations respecting shares of Common Stock received pursuant to the exercise of an Option shall continue notwithstanding the termination of the Plan.

   6.2 Investment Representation. In the event the disposition of Common Stock acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, the Common Stock so acquired shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and each Agreement shall contain a requirement that, upon demand by the Company for such representation, the individual exercising an Option shall state in writing, as a condition precedent to each exercise of the Option, in whole or in part, that the Common Stock acquired by such exercise is acquired for investment purposes only and not for resale or with a view to distribution. The Committee may set forth in an Agreement such other terms and conditions relating to the registration or qualification of the Common Stock under federal or state securities laws as it desires, including, in its discretion, the imposition of an obligation on the Company to cause the Common Stock issued to a Participant to be registered under the Securities Act.

   6.3 Effect of Certain Changes.

     (a) Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (as measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

     (b) Change in Control. If there is a Change in Control of the Company (as defined herein) or the Committee reasonably anticipates that a Change in Control is likely to occur, then (1) the Committee may cause each Option to be immediately exercised; (2) the Committee may provide that any Option exercisable on the date of any such Change in Control may be purchased by the Company in an amount equal to the excess, if any, of the aggregate fair market value per share of Common Stock subject to the Option (or portion thereof) over the aggregate Option Price of the shares subject to the Option (or portion thereof) which the Committee determines to purchase; or
  (3) the Company may provide for any combination of (1) and (2) above. For purposes of this Section 6.3(b), the aggregate fair market value per share of Common Stock subject to the Option that the Committee determines to purchase shall be determined by the Committee by reference to the cash or fair market value, determined by the Committee, of the securities, property or other consideration receivable pursuant to the Change in Control described in this Section 6.3(b). The aggregate Option Price of the Common Stock shall be determined by multiplying the number of such shares by the Option Price. If the event of a Change in Control described in Section 6(c)(iii), and if the Option is unexercised and the Committee does not exercise its discretion hereunder to purchase the Option, then the Option shall be regarded as the right to receive the securities, property, cash or other consideration receivable by stockholders of the Company immediately prior to the Change in Control described in Section 6(c)(iii). The provisions of this Section 6.3(b) shall be construed consistently with the terms or conditions of any regulation or ruling respecting the status of Options under Section 423 of the Code and the receipt of cash or other consideration coincident with the cancellation of such Options, and in order to provide the Participant the economic benefit of the Option without incurring liability under Section 16(b) of the Exchange Act.

     (c) "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

       (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control of the Company:
    (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless such convertible securities were acquired directly from the Company), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of subsection (iii) of this Section are satisfied; or

       (ii) Individuals who, as of the effective date of this Plan, constitute the Board of Directors of the Company (the "Incumbent Board of the Company") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board of the Company shall be considered as though such individual were a member of the Incumbent Board of the Company, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as contemplated by Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

       (iii) The consummation by the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Board of Directors of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

       (iv) The consummation by the Company of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of such corporation were members of the Board of Directors of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     (d) The Committee may, in its discretion, grant to the Participant, in exchange for the surrender and cancellation of the Option, a new Option on such terms and conditions as may be determined by the Committee in accordance with the Plan.

   6.4 Withholding. Notwithstanding any other provision hereof, as a condition of delivery or transfer of shares of Common Stock, the Committee in its sole discretion may require the Participant to pay to the Company, or the Committee may at its election withhold from any wages, salary, or stock to be issued to a Participant pursuant to the exercise of an Option, or other payment due to the Participant, an amount sufficient to satisfy all present or estimated future federal, state and local withholding tax requirements related thereto.

The Participant may satisfy any requirement under the Plan or an Agreement with respect to the Company's federal, state or local tax withholding obligation by requesting that the Committee withhold and not transfer or issue shares of Common Stock with a Fair Market Value equal to such withholding obligation, otherwise issuable or transferable to him pursuant to the exercise of that portion of the Option. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the Participant's maximum marginal tax rate. Any right or election of the Participant under this Section 6.4 shall be subject to the approval of the Committee and shall be in compliance with Section 16 of the Exchange Act. The amount of required withholding shall, at the election of the Participant, be at a specified rate not less than the statutory minimum federal and state withholding rate and not greater than the maximum federal, state and local marginal tax rate applicable to the Participant and to the particular option exercise transaction.

   6.5 No Company Obligation. The Company shall have no duty or obligation to affirmatively disclose to a record or beneficial holder of an Option, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with the exercise of an Option.

   6.6 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the repurchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine.

                                  ARTICLE VII

                                 MISCELLANEOUS

   7.1 Indemnification of the Board and Committee. In addition to such other rights of indemnification as they may have and to the extent permitted by law, the Company shall indemnify, defend and hold harmless the Board, the Committee, the members of the Committee, the officers of the Company, and any agent or representative selected by the Board or Committee (collectively "indemnified party") against the reasonable expenses, including, without limitation, attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or any threat thereof, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or omission in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such indemnified party is liable for gross negligence or gross misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding the indemnified party may in writing elect to defend the same at its sole expense, and if such election is made, the Company shall have no further liability or obligations to the indemnified party under this Section. The provisions of this Section 7.1 shall in no way limit any other obligation or arrangements the Company may have with regard to indemnifying an indemnified party.

   7.2 Mitigation of Excise Tax. Subject to any agreement with a Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Section 7.2), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The provisions of this Section 7.2 shall apply with respect to any Participant only if, after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and other federal income tax imposed by the Code, the Total Payments accruing to such Participant would be less than the amount of the Total Payments as reduced (i) if applicable, pursuant to the provisions of this Section 7.2 and any similar provisions under any other plans of the Company or any Affiliate to mitigate the applicable federal excise tax, and (ii) by federal income taxes (other than such excise tax).

   7.3 Interpretation. Whenever necessary or appropriate in this Plan and where the context so requires, the singular term and the related pronouns shall include the plural and the masculine and feminine gender.

   7.4 Governing Law. The Plan and any Agreement shall be governed by the laws of the State of Delaware (other than its laws respecting choice of law).

   7.5 Limitations on Liability. No liability whatever shall attach to or be incurred by any past, present or future stockholders, officers or directors, merely as such, of the Company under or by reason of any of the terms, conditions or agreements contained in this Plan, in an Agreement or implied from either thereof, and any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer or director, merely as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan or to an Agreement, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits provided by the Company under this Plan. A person who shall claim a right or benefit under this Plan shall be entitled only to claim against the Company for such benefit.

   7.6 Validity. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

   7.7 Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereof and their respective successors and permitted assigns.

   7.8 Captions. The captions and headings to this Plan are for convenience of reference only and in no way define, limit or describe the scope or the intent of this Plan or any part hereof, nor in any way affect this Plan or any part hereof.

   7.9 Amendments. The Board of Directors may at any time amend, waive, discharge or terminate the Plan even with prejudice to a Participant. The Board or the Committee may amend, waive, discharge, terminate, modify, extend, replace or renew an outstanding Option Agreement even with prejudice to a Participant; provided such a change does not cause the Plan to fail to be a plan as described in Section 423 of the Code.

   7.10 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

   7.11 Rights with Respect to Continuance of Employment. Nothing contained herein or in an Agreement shall be deemed to alter the at-will employment relationship between the Company or a Subsidiary and a Participant. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or a Subsidiary and a Participant. The Company or, as applicable, the Subsidiary and the Participant each continue to have the right to terminate the employment relationship at any time for any reason. The company or Subsidiary shall have no obligation to retain the Participant in its employ as a result of this Plan. There shall be no inference as to the length of employment hereby, and the Company or Subsidiary reserves the same rights to terminate the Participant's employment as existed prior to the individual becoming a Participant in this Plan.

   7.12 Options for Shares in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options or stock appreciation rights held by employees, directors or service providers of other corporations who are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

   7.13 Procedure for Adoption. Any Subsidiary of the Company may by resolution of such Subsidiary's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution. The Board shall have the power to make such designation before or after the Plan is approved by stockholders.

   7.14 Procedure for Withdrawal. Any Subsidiary which has adopted the Plan may, by resolution of the board of directors of such Subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan; provided such termination of adoption does not cause the Plan to fail to be a plan described in Section 423 of the Code.

   7.15 Expenses. Expenses of the Plan, including the fees or expenses incurred by the transfer agent in connection with the transfer of Common Stock and brokerage fees or expenses incurred in connection with the acquisition of Common Stock in connection with the Plan or transfer to the Participant, shall be paid by the Company. Any expense or fee associated with the Common Stock, including, for example, fees or commissions in connection with the disposition of shares or the withdrawal of such shares from the custodian, shall be borne by the Participant.

   Executed and effective as of the date first written above.

                                          NOVAMED EYECARE, INC.

                                                 /s/ Stephen J. Winjum
                                          By: _________________________________

                                                President and Chief Executive
                                                           Officer
                                          Title: ______________________________

                             NOVAMED EYECARE, INC.
                           980 North Michigan Avenue
                                  Suite 1620
                            Chicago, Illinois 60611
                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) hereby appoints Stephen J. Winjum and Ronald
G. Eidell and each of them, with full power substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NovaMed Eyecare, Inc. to be held at the R.R. Donnelley & Sons Building, 77 West Wacker Drive, 19th Floor, Chicago, Illinois 60601, on Wednesday, May 17, 2000, at 4:00 p.m., local time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, FOR APPROVAL OF PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

           (continued, and to be signed and dated, on reverse side)

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                             NOVAMED EYECARE, INC.

                                  May 17, 2000




          ----  Please Detach and Mail in the Envelope Provided  ----


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
[X] Please mark your
    votes as in this
    example.


                  FOR all nominees          WITHHELD           The Board of Directors unanimously recommends that you vote FOR all
              listed at right (except       AUTHORITY          nominees listed in Proposal 1 and FOR Proposals 2 and 3.
                  as marked to the         to vote for
                  contrary below)         all nominees         Nominees:  Stephen J. Winjum
1. Election of          [_]                    [_]                        Peter C. Wendell
   Class
   Directors
                                                                                                            FOR   AGAINST   ABSTAIN
(Instruction: to withhold authority to vote for any individual       2.  Proposal to approve the Amended    [_]     [_]       [_]
nominee, write that nominee's name on the line below)                    and Restated Stock Incentive
                                                                         Plan.

--------------------------------------------------------------       3.  Proposal to approve the Amended    [_]     [_]       [_]
                                                                         and Restated 1999 Stock
                                                                         Purchase Plan.

                                                                     4.  Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other
                                                                         matters as may properly come before the Annual Meeting,
                                                                         or any adjournments thereof.

                                                                     PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS HEREON, DATE AND
                                                                     RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature: _____________________________  Signature, if held jointly: _____________________________  Dated: ________________, 2000
NOTE:  Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.
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